Exhibit 10.14


Form 906         Department of the Treasury-Internal Revenue Service
(Rev. August 1994)
                    Closing Agreement On Final Determination
                           Covering Specific Matters
                           -------------------------

         Under section 7121 of the Internal Revenue Code Conseco, Inc.

(EIN: 75-3108137) and Subsidiaries as successor in interest to Conseco, Inc.

(EIN: 35-1468632) and Subsidiaries, 11825 North Pennsylvania Street,

Carmel, Indiana 46032,
               (Taxpayer's name, address, and identifying number)

and the Commissioner of Internal Revenue make the following closing agreement:

WHEREAS, Conseco, Inc. ("Conseco") is the common parent corporation of an affiliated group of corporations that file a consolidated tax return that included Conseco Finance Corporation (CFC) for years prior to 2003. The affiliated group used a calendar year.

WHEREAS, Conseco acquired the stock of Green Tree Financial Corporation (Green
Tree) on July 1, 1998. Conseco paid approximately $6 billion for Green Tree in a stock for stock transaction. Conseco changed Green Tree's name to CFC.

WHEREAS, after being acquired by Conseco, Green Tree/CFC began experiencing financial difficulties. At about the same time, Conseco, itself, also experienced financial difficulties. Conseco owned all of CFC's preferred stock; another Conseco subsidiary, Conseco Investment Holding Corp. (CIHC), owned all of CFC's common stock.

WHEREAS, in December 2002, Conseco, CIHC and CFC filed for bankruptcy. Ultimately, CFC transferred all of its assets to a liquidating trust, and CFC has ceased existence. Both Conseco and CIHC have emerged from bankruptcy.

WHEREAS, Conseco, Inc. requested a Pre-Filing Agreement ("PFA") under Rev. Proc. 2001-22, 2001-1 C.B. 745 on October 23, 2003, which the IRS accepted.

WHEREAS, one issue in the PFA application which was accepted by the IRS was whether Conseco and Conseco Life Insurance Company of Texas (formerly Conseco Investment Holding Corporation, "CLTX") recognized an ordinary loss under
Section 165(g) on September 15, 2003, with respect to the stock of Conseco Finance Corporation ("CFC").

WHEREAS, another issue in the PFA application which was accepted by the IRS was whether the Section 165(g) (3) loss deduction is available to offset future taxable income of the Conseco consolidated group, principally the income reported by Conseco's life insurance subsidiaries. The parties have not reached agreement on this specific issue. This closing agreement does not resolve that issue.

NOW IT IS HEREBY DETERMINED AND AGREED THAT:

1. The Preferred stock of CFC held by Conseco became a "worthless security" during the taxable year ended December 31, 2003, for purposes of Section 165(g);

2. The Common stock of CFC held by CIHC became a "worthless security" during the taxable year ended December 31, 2003, for purposes of Section 165(g);

3. The loss on the worthlessness of the CFC Preferred and Common stock shall be treated as an ordinary loss pursuant to Section 165(g)(3); and

4. The loss on the worthlessness of the CFC Preferred stock is $750,000,000 and the loss on the worthlessness of the CFC common stock is $5,932,664,998.

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                        Catalog Number 16961A             Form 906 (Rev. 8-1994)

                                  Instructions

This agreement be signed and filed in triplicate. (All copies must have original signatures.) The original and copies of the agreement must be identical. The name of the taxpayer must be stated accurately. The agreement may relate to one or more years.

If an attorney or agent signs the agreement for the taxpayer, the power of attorney (or a copy) authorizing that person to sign must be attached to the agreement. If the agreement is made for a year when a joint income tax return was filed by a husband and wife, it should be signed by or for both spouses. One spouse may sign as agent for the other if the document (or a copy) specifically authorizing that spouse to sign is attached to the agreement.

If the fiduciary signs the agreement for a decedent or an estate, an attested copy of the letters testamentary or the court order authorizing the fiduciary to sign, and a certificate of recent date that the authority remains in full force and effect must be attached to the agreement. If a trustee signs, a certified copy of the trust instrument or a certified copy of extracts from that instrument must be attached showing:

(1) the date of the instrument;

(2) that it is or is not of record in any court;

(3) the names of the beneficiaries;

(4) the appointment of the trustee, the authority granted, and other information necessary to show that the authority extends to Federal tax matters; and

(5) that the trust has not been terminated, and that the trustee appointed is still acting. If a fiduciary is a party, Form 56, Notice Concerning Fiduciary Relationship, is ordinarily required.

If the taxpayer is a corporation, the agreement must be dated and signed with the name of the corporation, the signature and title of an authorized officer or officers, or the signature of an authorized attorney or agent. It is not necessary that a copy of an enabling corporate resolution be attached.

Use additional pages if necessary, and identify them as part of this agreement.

Please see Revenue Procedure 68 16, C.B. 1968 1, page 770, for a detailed description of practices and procedures applicable to most closing agreements.

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                        Catalog Number 16961A             Form 906 (Rev. 8-1994)

This agreement is final and conclusive except:

(1) the matter it relates to may be reopened in the event of fraud, malfeasance, or misrepresentation of material fact;
(2) it is subject to the Internal Revenue Code sections that expressly provide that effect be given to their provisions (including any stated exception for Code section 7122) notwithstanding any other law or rule of law; and
(3) if it relates to a tax period ending after the date of this agreement, it is subject to any law, enacted after the agreement date, that applies to that tax period.

     By signing, the above parties certify that they have read and agreed to the terms of this document.


Your signature                                                                      Date Signed
               -----------------------------------------------------------------                -----------------

Spouse's signature (if a joint return was filed)                                    Date Signed
                                                 -------------------------------                -----------------

Taxpayer's representative                                                           Date Signed
                          ------------------------------------------------------                -----------------

Taxpayer (other than individual)
                                 -------------------------------------------------------------------------------

         By  /s/ William T. Devanney                                                Date Signed  8/25/2004
            --------------------------------------------------------------------                -----------------

         Title  Senior Vice President, Corporate Tax
               -----------------------------------------------------------------

Commissioner of Internal Revenue

         By  /s/ Paul Cordova                                                       Date Signed  9/7/2004
            --------------------------------------------------------------------                -----------------

         Title   DFO-LMSB, NR&C
               -----------------------------------------------------------------


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                        Catalog Number 16961A             Form 906 (Rev. 8-1994)

I have examined the specific matters involved and recommend         I have reviewed the specific matters involved and recommend
the acceptance of the proposed agreement.                           approval of the proposed agreement.


-----------------------------------------         ---------          ---------------------------------------            --------
           (Receiving Officer)                     (Date)                     (Reviewing Officer)                        (Date)


-----------------------------------------------------------         ------------------------------------------------------------
                              (Title)                                                        (Title)






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                        Catalog Number 16961A             Form 906 (Rev. 8-1994)